UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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Legacy Education Alliance, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Legacy Education Alliance, Inc.

1612 Cape Coral Parkway East

Cape Coral, Florida 33904

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 16, 2015

To Our Stockholders:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Legacy Education Alliance, Inc., which will be held Thursday, July 16, 2015, at 9:00 a.m. Eastern Daylight Time, at The Marriott Northwest at Galleria, 200 Interstate North Parkway SE, Atlanta, GA 30339.

The following pages include a formal notice of the meeting and our proxy statement. The proxy statement describes various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting.

It is important that your shares be represented at our Annual Meeting regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible using the options available to you as described in our proxy statement.

At the meeting, you will be asked to:

•	To elect the individuals that have been nominated by the Nominating and Corporate Governance Committee of our Board of Directors to serve on our Board of Directors, subject to the provisions of our Bylaws, until our next Annual Meeting or until their respective successors are duly elected;
•	To ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for our 2015 fiscal year ending December 31, 2015;
•	To approve the compensation of the Company’s named executive officers on an advisory, non-binding basis (say-on-pay);
•	To approve our 2015 Incentive Plan, which provides that our Board of Directors may grant equity based incentive awards to certain persons.

Our Board of Directors has fixed the close of business on June 3, 2015 as the record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A list of such stockholders will be open to examination by any stockholder at the annual meeting and for a period of ten days prior to the date of the annual meeting during ordinary business hours at our executive offices located at 1612 Cape Coral Parkway East, Cape Coral, Florida, 33904. We mailed a copy of our Proxy Materials and our 2014 Annual Report on or about June 19, 2015.

On behalf of management and the board of directors, we thank you for your continued interest in Legacy Education Alliance, Inc.

Very truly yours,

Anthony C. Humpage

Chief Executive Officer and Director

PROXY SUMMARY

This summary contains highlights of important information you will find elsewhere in our proxy statement and is qualified in its entirety by the more detailed information included elsewhere in our proxy statement. This summary does not contain all of the information you should consider before voting, and you should read the entire proxy statement before voting.

In this Proxy Statement, references to the “Company,” “we,” “our” or “us” are to Legacy Education Alliance, Inc., a Nevada corporation (“Legacy”), which was formerly known as Priced In Corp., and, unless the context otherwise requires, together with its wholly-owned subsidiary, Legacy Educational Alliance Holdings, Inc., a Colorado corporation (“Legacy Holdings”), other operating subsidiaries and any predecessor of Legacy Holdings, including Tigrent Inc., a Colorado corporation.

ANNUAL MEETING INFORMATION

Time and Date:	Thursday, July 16, 2015, at 9:00 a.m. Eastern Daylight Time

Location:	The Marriott Northwest at Galleria, 200 Interstate North Parkway SE, Atlanta, GA 30339

Record Date:	June 3, 2015

Voting:	Each share of our Common Stock outstanding at the close of business on June 3, 2015 has one vote on each matter that is properly submitted for a vote at the 2015 Annual Meeting

AGENDA AND VOTING RECOMMENDATION

•	To elect the individuals that have been nominated by the Nominating and Corporate Governance Committee of our Board of Directors to serve on our Board of Directors, subject to the provisions of our Bylaws, until our next Annual Meeting or until their respective successors are duly elected;

•	To ratify the appointment by our Board of Directors of MaloneBailey LLP as our independent registered public accounting firm for our 2015 fiscal year ending December 31, 2015;

•	To approve the compensation of our named executive officers on an advisory, non-binding basis (say-on-pay);

•	To approve the 2015 Incentive Plan, which provides that our Board of Directors may grant equity based incentive awards to certain persons.

2014 FINANCIAL HIGHLIGHTS

	FY14	FY13	Change
Revenue	96,508	85,118	13.40%
Operating Income	5,569	2,398	132.20%
Net Income	7,365	4,329	70.10%
Earnings Per Share	0.45	0.29	52.80%
All Figures end in 000

EXECUTIVE COMPENSATION HIGHLIGHTS

During 2014 we continued the cash compensation program that were adopted by Tigrent Inc. As described in this proxy statement, we have developed and have adopted an equity incentive plan that we are submitting to stockholders for their approval and will grant future equity based incentives under this plan.

CORPORATE GOVERNANCE HIGHLIGHTS

During 2014, we completed a reverse merger into a publicly traded “shell” company that resulted in us becoming a public company. We implemented procedures so that we comply with the Sarbanes-Oxley Act, including procedures to provide the certifications that are required under this act. We have also taken other training and hiring initiatives to strengthen our procedures as we became our public company.

We thank Murray A. Indick for his services as our Chairman. Mr. Indick is retiring from our Board.

Our Board of Directors met 8 times during 2014. We are not required under the Exchange Act to maintain any committees of our Board of Directors. We have formed certain committees of our board as a matter of preferred corporate practice.

PROXY STATEMENT

PROXY STATEMENT

We are making this Proxy Statement available in connection with the solicitation of proxies by our Board of Directors for the 2015 Annual Meeting of Stockholders. This Proxy Statement is being made available to our stockholders on or about June 19, 2015. In this Proxy Statement, references to the “Company,” “we,” “our” or “us” are to Legacy Education Alliance, Inc., a Nevada corporation (“Legacy”), which was formerly known as Priced In Corp., and, unless the context otherwise requires, together with its wholly-owned subsidiary, Legacy Educational Alliance Holdings, Inc., a Colorado corporation (“Legacy Holdings”), other operating subsidiaries and any predecessor of Legacy Holdings, including Tigrent Inc., a Colorado corporation.

I. ANNUAL MEETING INFORMATION

When and where is the Annual Meeting?

We will hold the annual meeting on Thursday, July 16, 2015 at 9:00 a.m. Eastern Daylight Time, at the Marriott Northwest at Galleria, 200 Interstate North Parkway SE, Atlanta, Georgia 30339.

What is the admissions process?

Only record or beneficial owners of our Common Stock, par value $0.0001 per share (our “Common Stock”) as of the Record Date, as defined below, or their proxies, may attend the annual meeting in person. When you arrive at the annual meeting, you must present personal identification, such as a driver’s license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

What am I voting on?

At the Annual Meeting you will be asked to vote on the following proposals. Our Board recommendation for each of these proposals is set forth below:

Proposal	Board Recommendation

1. To elect the individuals that have been nominated by our Nominating and Corporate Governance Committee to serve on our Board of Directors, subject to the provisions of our Bylaws, until the next Annual Meeting or until their respective successors are duly elected.

FOR each Director Nominee

2. To ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for our 2015 fiscal year ending December 31, 2015.	FOR

3. To approve the compensation of our named executive officers on an advisory, non-binding basis (say-on-pay).	FOR

4. To approve the 2015 Incentive Plan, which provides that our Board of Directors may grant equity based incentive awards to certain persons.	FOR

You may vote to “withhold” on all or any of the director nominees, and you may vote “abstain” for any other proposal. Shares voting “withhold”, and broker non-votes with respect to any nominee for director will be excluded entirely from such vote and will have no effect on the election of directors. Shares voting “abstain” on the other proposals will be counted as present at the annual meeting for purposes of that proposal and your abstention will have the effect of a vote against the proposal. Broker non-votes will not be counted in determining the results of the votes on the majority voting proposal or the say-on-pay proposal but will be counted as present at the annual meeting for purposes of determining a quorum.

Who are Record and Beneficial Owners?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, to be a stockholder of record, and our annual meeting materials are being sent to you directly by us. As the stockholder of record, you have the right to grant your voting proxy or to attend the meeting and vote in person. If your shares are held in a brokerage account or by a bank or other nominee, you are considered a beneficial owner of those shares held in “street name” and your broker or nominee is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares.

What is the Record Date?

The Record Date for the annual meeting is June 3, 2015. Record and beneficial owners may vote all shares of our Common Stock they owned as of the close of business on that date. Each share of Common Stock entitles you to one vote on the election of each of the Directors nominated for election and one vote on each other matter voted on at the annual meeting. On the Record Date 20,000,518 shares of Common Stock were outstanding. We need a quorum consisting of a majority of the shares of Common Stock outstanding on the Record Date present, in person or by proxy, to hold the annual meeting.

How do I submit voting instructions for stock held through a broker? If you hold shares of Common Stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of Common Stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote these shares on each Company’s proposal to elect director(s), the broker may not exercise discretion to vote for or against such proposal. These shares will not be counted as having been voted on such proposal. With respect to each Company’s proposal to ratify the independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank, broker or nominee so your vote can be counted.

How do I submit voting instructions for stock held in my name?

If you hold shares as a record holder, you may vote by submitting a proxy for your shares by mail or by voting in person at the annual meeting as described on the proxy card. Submitting your proxy will not limit your right to vote in person at the annual meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendations.

How do I revoke my proxy?

You can revoke your proxy at any time before your shares are voted by (1) delivering a written revocation notice prior to the annual meeting to Legacy Education Alliance, Inc., 1612 Cape Coral Parkway East, Cape Coral, Florida 33904, attention: Corporate Secretary; (2) submitting a later proxy that we receive no later than the conclusion of voting at the annual meeting; or (3) voting in person at the annual meeting. Attending the annual meeting does not revoke your proxy unless you vote in person at the meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the 2015 Annual Meeting or revoke or change your vote that has been indicated on your proxy. If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote. Written ballots will be available at the 2015 Annual Meeting for stockholders of record.

What are the requirements to elect the director nominees and to approve each of the proposals in this proxy statement?

Proposal	Vote Required
1. Election of Directors	Majority of Votes Cast
2. Ratification of Independent Registered Public Accounting Firm	Majority of Votes Cast
3. Say on Pay	Majority of Votes Cast
4. 2015 Incentive Plan	Majority of Votes Cast

Are there any controlling stockholders?

One of our stockholders, Tigrent Inc., owns approximately 80% of the Common Stock as of the Record Date and, accordingly, will have the right to control each vote that is submitted to our stockholders. Your vote is important to our Board of Directors and we are providing this proxy statement to solicit your vote.

II. PROPOSAL I - ELECTION OF DIRECTORS

Our Board of Directors is elected on an annual basis. The number of our directors is specified by our Bylaws as at least one. As of the date of our Annual Meeting, our Board of Directors will consist of four (4) members and each director who is elected will be elected for a term of one (1) year. Each director will hold his or her office, subject to the provisions of our Bylaws, until his or her successor has been duly elected or appointed and qualified or their earlier resignation, death or removal.

Our Board of Directors believe that the qualifications of the nominees, as set forth in their biographies which are provided below, gives them the qualifications and skills to serve as a director of our Company. All of the nominees as directors have strong business backgrounds. Our Board of Directors also believe that each of the nominees has other key attributes that are important to an effective Board of Directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion and the commitment to devote significant time and energy to service on our Board of Directors and its committees.

Each nominee’s principal occupation and other pertinent information about the particular experience, qualifications, attributes and skills that led our Board of Directors to conclude that such person should serve as a director appears on the following pages.

Approval for Proposal I require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. The election for each director will be in sequence so that there are four (4) elections, each for one director. Each stockholder may cast any or all of their votes in each such election for each director. Voting is not cumulative and votes that are not cast for or against one director cannot be cast for or against any other director. Shares voting “withhold”, and broker non-votes with respect to any nominee for director will be excluded entirely from such vote and will have no effect on the election of directors. Abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU FOR THE ELECTION OF EACH OF THE FOLLOWING DIRECTOR NOMINEES

Nominees for Election at the 2015 Annual Meeting

James K. Bass Age 58 Director since 2010 Board Committees: Compensation Committee, (Chair), Audit Committee, (Member)	Mr. Bass has served as our director since May 3, 2010. Since September 2000, Mr. Bass has served on the Board of Directors of TTM Technologies, Inc., a manufacturer of complex printed circuit boards used in sophisticated electronic equipment, where he serves as Chairman of the Compensation Committee. Additionally, since October 2010, Mr. Bass has been a Director at Mercury Computer Systems, a provider of open, commercially developed, application-ready, multi-INT subsystems for the Intelligence, Surveillance and Reconnaissance (ISR) market. Mr. Bass holds a B.S.M.E. degree from Ohio State University where he graduated in 1979. Mr. Bass is also currently a director of Tigrent Inc. and has been nominated by Tigrent Inc.’s board to be a director of Tigrent Inc. for 2015.

Anthony C. Humpage Age 60 Director since 2012 Board Committees: None Chief Executive Officer	Mr. Humpage was appointed Chief Executive Officer effective September 4, 2012 having been a member of our Board of Directors since May 23, 2012. Mr. Humpage was also Chief Financial Officer of the Rich Dad Operating Company, LLC until he resigned on March 11, 2013. Rich Dad Operating Company, LLC licenses its Rich Dad® brand to us for financial education programs and is also a significant stockholder. Mr. Humpage was previously Executive Vice President and Chief Financial Officer of Government Liquidation, the leading online auction website for federal government surplus and scrap assets, from 1998 to 2011. Mr. Humpage is a certified public accountant and a British chartered accountant. He holds a MBA Finance degree from Western International University where he graduated in 1995. Mr. Humpage is also currently a director of Tigrent Inc. and has been nominated by Tigrent Inc.’s board to be a director of Tigrent Inc. for 2015.

Marc Scholvinck Age 57 Director since 2013 Board Committees: Audit Committee (Chair), Nominating and Governance (Member)	Mr. Scholvinck was appointed to our Board on December 17, 2013 and serves as Chairman of our Audit Committee. Until April 2013, Mr. Scholvinck was Managing Partner and Chief Financial Officer of Blum Capital Partners, a private equity firm specializing in investments in both public and private companies. As Chief Financial Officer for Blum Capital, Mr. Scholvinck had responsibility for its operations group including finance, tax, accounting reporting activities, and risk management. Mr. Scholvinck is a Chartered Accountant and holds a Bachelor of Commerce (Honors) degree from the University of Cape Town where he graduated in 1980. Mr. Scholvinck is also currently a director of Tigrent Inc. and has been nominated by Tigrent Inc.’s board to be a director of Tigrent Inc. for 2015.

Cary Sucoff Age 63 2015 Director Nominee	Cary W. Sucoff has over 30 years of securities industry experience encompassing supervisory, banking and sales responsibilities. Mr. Sucoff currently owns and operates Equity Source Partners, LLC an advisory and consulting firm. He has participated in the financings of hundreds of public and private companies. Mr. Sucoff currently serves on the following Boards of Directors: Contrafect Corp. (CFRX), SpendSmart Networks, Inc. (SSPC) and root9B Technologies (RTNB). In addition, Mr. Sucoff currently serves as a consultant to Multimedia Platforms, Inc. (MMPW). Mr. Sucoff is the President of New England Law/Boston and has been a member of the Board of Trustees for over 25 years. He is the Chairman of the Endowment Committee. From 2010 through 2013 Mr. Sucoff was a member of the Adjunct Faculty of New England Law/Boston where he taught a senior seminar entitled “Perspectives In Law: Lawyers as Entrepreneurs and as Representatives of Entrepreneurs”. Mr. Sucoff received a B.A. from SUNY Binghamton (1974) and a J.D. from New England School of Law (1977) where he was the Managing Editor of the Law Review and graduated Magna Cum Laude. Mr. Sucoff has been a member of the Bar of the State of New York since 1978. Mr. Sucoff has also been nominated by Tigrent Inc.’s board to be a director of Tigrent Inc. for 2015.

III. CORPORATE GOVERNANCE

Board Leadership Structure

We have determined that having an independent director serve as the Chairman of the Board of Directors is in the best interests of our stockholders at this time, and that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. This structure ensures a greater role for the independent directors in the oversight of us and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. We are not required to have any independent directors under federal securities laws, state law or under the rules of any exchange. We have a majority of our board of directors as a matter of preferred corporate practice.

Our Board of Directors operates by majority vote. We have 5 regular meetings of our Board of Directors and any director may call a special meeting of our Board of Directors upon notice. In addition, our Board of Directors may take action by written consent in accordance with our Bylaws.

Our Board of Directors oversee and monitor our operations and develop and direct the implementation of our business strategy. In connection with these endeavors, our Board of Directors will rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by one or more of our directors, officers or employees reasonably believed to be reliable and competent in the matters prepared or presented; counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence; or a committee on which the director or officer relying thereon does not serve, as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence, but a director is not entitled to rely on such information, opinions, reports, books of account or statements if the director has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. This Code of Business Conduct and Ethics may be found on our website at www.legacyeducationalliance.com.

Director Independence

The Board of Directors has determined that each of our directors, except our Chief Executive Officer, Anthony C. Humpage, qualifies as an “independent director.” Currently, our independent directors are Marc Scholvinck, James K. Bass, and Murray A. Indick. If the nominees proposed in this proxy are elected, Marc Scholvinck, James K. Bass, Cary Sucoff will serve as our independent directors. Because our Common Stock is not currently listed on a national securities exchange, we have used the definition of independence of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an independent director is a person other than an officer or employee of the Company or any other individual having a relationship with the Company that, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be independent if:

¡	The director is, or at any time during the past three years was, an employee of the Company;

¡	The director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

¡	A family member of the director is, or at any time during the past three years was, an executive officer of the Company;

¡	The director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

¡	The director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity; or

¡	The director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Our Board of Directors believe that the qualifications of the directors, as set forth in their biographies which are listed above and briefly summarized in this section, gives them the qualifications and skills to serve as a director of our Company. All of our directors have strong business backgrounds. The Board also believes that each of the directors has other key attributes that are important to an effective Board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion and the commitment to devote significant time and energy to service on the Board and its Committees.

Board Meetings and Committees

We are not required under the Exchange Act to maintain any committees of our Board of Directors. We have formed certain committees of our board as a matter of preferred corporate practice. We have an audit committee, a compensation committee and a corporate governance and nominating committee. In the 2014 fiscal year, our Board of Directors held eight meetings at which each of the directors then in office attended.

Audit Committee. Our Audit Committee oversees a broad range of issues surrounding our accounting and financial reporting processes and audits of our financial statements, including the following:

¡	Monitors the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm;

¡	Assumes direct responsibility for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of performing any audit, review or attest services and for dealing directly with any such accounting firm;

¡	Provides a medium for consideration of matters relating to any audit issues; and

¡	Prepares the Audit Committee report that the rules require be included in our filings with the SEC.

The members of our Audit Committee are Mr. Scholvinck and Mr. Bass, and Mr. Scholvink serves as the Chairman. The Board of Directors has determined that each director serving on the Audit Committee qualifies as “independent” under the NASDAQ listing rules, and that Mr. Scholvink further qualifies as an “audit committee financial expert,” as such term is defined in the applicable rules of the Exchange Act. Our Audit Committee has a written charter attached hereto as Appendix A and is available on our website at www.legacyeducationalliance.com.

Number of Meetings in fiscal 2014: 4

Compensation Committee. Our Compensation Committee oversees our executive compensation plans and programs and reviews and recommends changes to these plans and programs, monitors the performance of the Chief Executive Officer and other senior executive officers in light of corporate goals set by the committee, reviews and approves the compensation of the Chief Executive Officer and other senior executive officers and reviews management succession planning.

The members of our Compensation Committee are Mr. Bass and Mr. Indick, and Mr. Bass serves as the Chairman. The Board of Directors has determined that each director serving on the Compensation Committee qualifies as “independent” under the NASDAQ listing rules. Our Compensation Committee has a written charter available on our website at www.legacyeducationalliance.com.

Number of Meetings in fiscal 2014: 2

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee develops and recommends to the Board of Directors a set of corporate governance principles applicable to us, identifies qualified individuals to become members of the Board, selects, or recommends that the Board select, the director nominees for the next annual meeting of stockholders, receives comments from all directors and reports annually to the Board with assessment of the Board’s performance and prepares and supervises the Board’s annual review of director independence.

The members of our Nominating and Corporate Governance Committee are Mr. Indick and Mr. Scholvinck, and Mr. Indick serves as the Chairman. The Board of Directors has determined that each director serving on the Nominating and Corporate Governance Committee qualifies as “independent” under the NASDAQ listing rules. Our Nominating and Corporate Governance Committee has a written charter available on our website at www.legacyeducationalliance.com.

Number of Meetings in fiscal 2014: 2

Director Nomination Process

The Nominating and Corporate Governance Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. The Nominating and Corporate Governance Committee will consider nominees for election to the Board of Directors that are recommended by stockholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations.

The Board of Directors considers a number of diversity factors in evaluating director candidates including, without limitation, professional experience, education, race, gender and national origin, but does not assign any particular weight or priority to any particular factors.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board of Directors, management,

stockholders and other sources. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board of Director’s effectiveness.

In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee may also assess the contributions of those directors recommended for re-election in the context of the Board of Directors evaluation process and other perceived needs of the Board of Directors.

Risk Oversight

The Board of Directors takes an active role in risk oversight. The Board of Directors exercises its risk oversight function through the full Board of Directors and each of its committees. The Audit Committee of the Board of Directors takes an active risk oversight role by meeting with the Company’s senior management team on a regular basis and reviewing and approving key risk policies and risk tolerances. The Audit Committee is responsible for ensuring that the Company has in place a process for identifying, prioritizing, managing, and monitoring its critical risks. Furthermore, the Board of Directors, with input from the Audit Committee, regularly evaluates our management infrastructure, including personnel competencies and technologies and communications, to ensure that key risks are being properly evaluated and managed. Finally, the Compensation Committee of the Board of Directors reviews any risks associated with the Company’s compensation practices. In the Compensation Committee’s view, our compensation policies do not encourage risk-taking, in part because the compensation packages are weighted towards long-term vesting equity as opposed to cash or immediately vested equity awards.

Related Transactions.

Transactions with Related Persons.

The following is a summary of transactions during the 2014 between the Company and its executive officers, directors, nominees, principal shareholders and other related parties involving amounts in excess of $120,000 or which the Company has chosen to voluntarily disclose.

On April 22, 2014, we entered into an agreement with Rich Dad Operating Company, LLC (“RDOC”), holders of the Rich Dad Intellectual Property Rights, to settle certain claims we had against RDOC, Robert Kiyosaki, and Darren Weeks arising out of RDOC’s, Kiyosaki’s, and Weeks’s promotion of a series of live seminars and related products known as Rich Dad:GEO that we alleged infringed on its exclusive rights under the 2013 License Agreement between the Company and RDOC (the “GEO Settlement Agreement”). In the GEO Settlement Agreement, RDOC, Kiyosaki, and Weeks agreed to terminate any further activity in furtherance of the Rich Dad:GEOprogram. In addition, RDOC agreed, among other things, to (i) amend the 2013 License Agreement to halve the royalty payable by us to RDOC to 2.5% for the whole of 2014, (ii) cancelled approximately $1.3 million in debt owed by us to RDOC, and (iii) reimburse us for the legal fees it incurred in the matter. In the addition, RDOC’s right to appoint one member of our Board of Directors previously continued under the 2013 License Agreement was cancelled.

On June 11, 2014, beneficial ownership of all of the shares of common stock held by RDOC was transferred to our Chief Executive Officer for consideration.

The 2013 License Agreement and the GEO Settlement Agreement were assigned to our wholly owned subsidiary, Legacy Education Alliance Holdings, Inc. on September 10, 2014.

There are currently no additional proposed transactions in which (1) the aggregate amount involved will or may reasonably be expected to exceed $120,000 in any calendar year, (2) the Company or its subsidiaries or affiliates is a participant, and (3) any Related Person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). This Related Person Policy may be found on our website at www.legacyeducationalliance.com.

Related Person Transactions Policy.

Our Board has adopted a written policy for the review and the approval or ratification of any related person transaction. Under the policy, a “related person” is any (1) director, nominee for director or executive officer of the Company and any Immediate Family Member of such person, and (2) any holder of 5% or more of any class of outstanding equity securities of the Company and any Immediate Family Member such person. The policy defines an “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may reasonably be expected to exceed $120,000 in any calendar year, (2) the Company or its subsidiaries or affiliates is a participant, and (3) any Related Person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

The policy requires that with regards to any such transaction, the Audit Committee will review the material facts of all Interested Transactions that require the Committee’s approval and either approve or disapprove of the entry into the Interested Transaction, subject to certain exceptions described in the Policy.

Communications with Directors

All communications directed to the Board of Directors will be delivered to the Board of Directors. Stockholders may contact the Board of Directors by writing to them c/o Corporate Secretary, 1612 Cape Coral Parkway East, Cape Coral, Florida 33904.

IV. DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required of members of the Board. We also consulted with an independent compensation consultant and this compensation reflects his recommendations.

Our employee directors do not receive any additional compensation for serving on the Board. During 2014, our only employee director was Anthony C. Humpage.

Each non-employee director received a quarterly retainer of $12,500 each of the quarters in fiscal year 2014. Non-employee directors are reimbursed for expenses incurred in attending Board meetings.

Murray A. Indick received an additional $5,000 per quarter for his services as Chairman of our Board of Directors in 2014.

James K. Bass received an additional $3,750 per quarter for fiscal year 2014 for his services as Chairman of our Compensation Committee.

Marc Scholvinck received an additional $3,750 per quarter for his services as Chairman of our Audit Committee during 2014. In addition to receiving a quarterly retainer, directors have been generally eligible to receive sign-on and annual equity awards through stock or options of Tigrent Inc. (“Tigrent”). These awards were through stock of Tigrent Inc. because at the time of the grant of these awards was prior to our acquisition of Tigrent Inc.’s business. Accordingly, at the time that these awards were granted, there was no opportunity to provide our stock. In connection with the merger, we did not provide for any exchange of these awards to our stock. We have adopted an equity incentive plan that we are submitting to stockholders for their approval and will grant future equity based incentives under this plan.

Total compensation attributable to each non-employee director during 2014, which excludes reimbursable expenses, was as follows:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
Murray A. Indick	70,000	2,400	72,400
James K. Bass	65,000	2,400	67,400
Marc Scholvinck	65,000	4,800	69,800

(1)	Each non-employee director received 30,000 restricted shares of Tigrent’s common stock on March 27, 2014 which vests over two years. The market value on the grant date was $0.08 per share. Mr. Scholvinck received an additional 30,000 restricted shares of Tigrent’s common stock on March 27, 2014 as a sign-on incentive.

As of December 31, 2014, Mr. Indick has 10,000 stock options outstanding for the purchase of Tigrent’s common stock at $2.25 per share. The stock options expire on November 20, 2017. Mr. Indick has retired from our Board of Directors effective on the date of our Annual Meeting.

V. SECURITIES OWNERSHIP OF MANAGEMENT, DIRECTORS AND CERTAIN OTHER PERSONS

The following table sets forth the beneficial common stock ownership as of December 31, 2014, by (i) of each person known by us to be the beneficial owner of five percent or more of our common stock, (ii) by each of our directors and Named Executive Officers and directors and by (iii) all directors and Named Executive Officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days.

Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights. This table is based upon information supplied to us by our Named Executive Officers, directors and principal stockholders and/or contained in reports filed by these persons with the SEC.

Name	Amount of Beneficial Ownership of Common Stock	Percent of Common Stock (1)
Tigrent Inc. (2)	16,000,000	80.0%
All directors and executive officers as a group	0	*
Andrew Glashow (3)	1,442,335	7.2%

*	Less than 1%

(1)	Based on 20,000,518 shares of Common Stock issued and outstanding as of December 31, 2014.

(2)	The address of Tigrent Inc. is 1612 Cape Coral Parkway East, Cape Coral, Florida 33904. The members of the board of directors of Tigrent Inc. are the same as the members of the board of directors of the Company.

(3)	The securities are held by New World Merchant Partners LLC. The address is 700 White Plains Road, Suite 317, Scarsdale, New York 10583. Andrew Glashow has the exclusive voting power, which includes the power to vote, or to direct the voting of, the shares of common stock and the exclusive investment power, which includes the power to dispose, or to direct the disposition of, the shares of common stock.

Our officers and directors are also the officers and directors of our parent company, Tigrent Inc. The security ownership of our officers and directors of Tigrent Inc.’s shares of stock is reflected in the following table:

Name and Address of Beneficial Owner of Tigrent Inc.	Amount and Nature of Beneficial Ownership(1)	Percent of class
Named Executive Officers and directors:
Anthony C. Humpage (2)	3,319,882	20.8
Charles F. Kuehne (3)	200,000	1.3
Iain Edwards	0	*
James E. May	200,000	1.3
Murray A. Indick (4)	75,800	*
James K. Bass (5)	110,000	*
Marc Scholvinck (6)	60,000	*

Named Executive Officers and directors as a group (seven persons)	3,965,682	24.8

*	Less than 1%

(1)	Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights. The address for each Named Executive Officer and director is care of Legacy Education Alliance, Inc., 1612 Cape Coral Parkway East, Cape Coral, Florida 33904. As of May 31, 2015, Tigrent Inc. had 15,983,469 shares issued and outstanding, including the voting shares affiliated with unvested restricted shares. This table is based upon information supplied to us by our Named Executive Officers, directors and principal stockholders and/or contained in reports filed by these persons with the SEC.

(2)	Includes restricted common shares held in escrow with four (4) year cliff vesting but which may be voted in the interim. Also includes three 50,000 share tranches based on performance where each tranche will vest provided performance goals are met but which may be voted in the interim.

(3)	Includes 100,000 restricted common shares held in escrow with four (4) year cliff vesting but which may be voted in the interim.

(4)	Includes 10,000 underlying vested common stock options and 15,000 restricted shares for independent director services, but which may be voted in the interim.

(5)	Includes awards of 15,000 restricted shares for independent director services but which may be voted in the interim.

(6)	Consists of restricted shares for independent director services but which may be voted in the interim.

VI. PROPOSAL II - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed MaloneBailey LLP (“MaloneBailey”) as our independent registered public accounting firm for our fiscal year ending December 31, 2015. Services provided to Legacy Education Alliance, Inc. by MaloneBailey for fiscal year 2015 are described under “Fees to Independent Registered Public Accounting Firm for Fiscal Years 2015” below.

Stockholder ratification of the appointment of MaloneBailey as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of MaloneBailey to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Legacy Education Alliance, Inc. and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of MaloneBailey.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU FOR THE RATIFICATION OF

THE AUDIT COMMITTEE’S APPOINTMENT OF MALONEBAILEY AS OUR

INDEPENDENT AUDITOR FOR 2015

Fees to Independent Auditor for Fiscal Year 2014

The following table presents fees for professional audit services rendered by MaloneBailey, our current independent auditor, and Crowe Horwath LLP (“Crowe”), for the audit of our Consolidated Financial Statements for 2014, and fees billed for other services rendered by both firms. Crowe was engaged in connection with the acquisition of Tigrent Inc. which is described in greater detailed in our Current Report in Form 8-K, that was filed with the SEC on November 10, 2014. Following the acquisition on December 5, 2014, the Audit Committee approved the dismissal of Crowe and engaged MaloneBailey.

	Years ended December 31,
	2014	2013
Audit fees – MaloneBailey LLP (1)	$224	$—
Audit fees – Crowe Horwath LLP (2)	575	175
Tax fees – Crowe Horwath LLP (3)	28	29
All other fees – Crowe Horwath LLP	5	—

Total fees	$832	$204

(1)	Includes approximately $281,000 of accrued audit fees pertaining to our 2014 fiscal year audit to be billed by MaloneBailey LLP in 2015.

(2)	Includes approximately $550,000 paid to Crowe Horwath LLP in 2014 for PCAOB-compliant audits of our fiscal years 2013 and 2012.

(3)	Primarily relates to tax compliance, tax advice and tax planning.

Audit Fees

This category includes the review of three interim quarterly financial statements and the audit of Legacy Education Alliance, Inc.’s annual financial statements, for the twelve month periods ended December 31, 2014. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control matters.

Tax Fees

This category consists of expenses incurred by the auditors directly connected to the audit that are passed on to the Company.

Audit-Related Fees

This category consists of assurance and related services by the auditors that are reasonably related to the performance of the audit or review of Legacy Education Alliance, Inc.’s financial statements that are not reported above under “Audit Fees.”

The Audit Committee has implemented a policy for the pre-approval of financial statement audit and review services to be provided to the Company by its independent auditors. In considering pre-approvals, the Audit Committee reviews a description of the scope of services falling within pre-designated services and imposes specific budgetary guidelines. Pre-approvals of designated services are generally effective for the succeeding 12 months.

Any incremental audit or permitted non-audit services which are expected to exceed the relevant budgetary guideline must be pre-approved. Pre-approval of any individual engagement may be granted not more than one year before commencement of the relevant service unless the Audit Committee approves a longer period.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee Charter is attached hereto as Appendix A. The charter is also available on our website at the “Corporate Governance” link under the “Investors” link at www.legacyeducationalliance.com. The Audit Committee is responsible for the oversight of the integrity of the Company’s consolidated financial statements, the Company’s system of internal control over financial reporting, the Company’s risk management, the qualifications and independence of the Company’s independent registered public accounting firm (independent auditor), the performance of the Company’s internal auditor and independent auditor and the Company’s compliance with legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditor. In making such determinations, the Audit Committee considers, among other things, the recommendations of management of the Company. The Board has determined that all of the Audit Committee’s members are independent under the applicable independence standards of the Exchange Act.

The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, and the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditor, MaloneBailey, LLP, is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee the financial reporting process and the Company’s internal control over financial reporting. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor.

The Audit Committee held four meetings during 2014, and has met in 2015 to discuss the Company’s financial statements for the year ended December 31, 2014. With respect to the year ended December 31, 2014, the Audit Committee, among other things:

•	reviewed and discussed the Company’s quarterly earnings releases;

•	reviewed and discussed (i) the quarterly unaudited consolidated financial statements and related notes and (ii) the audited consolidated financial statements and related notes for the year ended December 31, 2014 with management and MaloneBailey, LLP;

•	reviewed and discussed the annual plan and scope of work of the independent auditor;

•	reviewed and discussed the annual plan and scope of work of the internal auditor and summaries of significant reports to management by the internal auditor;

•	met with MaloneBailey, LLP, the internal auditor, the General Counsel and Company management in executive sessions;

•	reviewed and discussed certain critical accounting policies; and

•	reviewed business and financial market conditions, including an assessment of risks posed to the Company’s operations and financial condition.

The Audit Committee discussed with MaloneBailey, LLP matters that independent registered public accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Public Company Accounting Oversight Board AU 380 (Communications with Audit Committees). These reviews included discussions with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s consolidated financial statements, including the disclosures relating to critical accounting policies.

MaloneBailey, LLP also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding its communications with the Audit

Committee concerning independence, and represented that it is independent from the Company. The Audit Committee discussed with MaloneBailey, LLP their independence from the Company and considered if services they provided to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements, and reviews of the Company’s interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q compromise independence.

During 2014, the Audit Committee received regular updates on the amount of fees and scope of audit and audit-related services provided. In addition, the Audit Committee reviewed and approved audit and non-audit services provided by MaloneBailey, LLP pursuant to the preapproval policies and procedures set forth in the Audit Committee Charter related to the provision of audit and non-audit services by the independent auditors.

Based on the Audit Committee’s review and these meetings, discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K. The Audit Committee also appointed MaloneBailey, LLP as the Company’s independent auditor for 2015 and are presenting the appointment to the stockholders for ratification.

The Audit Committee

Marc Scholvinck, Chair

James K. Bass

VII. PROPOSAL III - ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

The following proposal, commonly known as a say-on-pay proposal, gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this proxy statement. This vote is advisory, and therefore not binding on us, our Compensation Committee or our Board of Directors. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

The compensation program for our named executive officers is designed to attract, retain and motivate our executives who are critical to our success and to align the interests of our executives with those of our stockholders. They receive a mix of cash and non-cash compensation. The compensation program was created and evaluated against market analysis conducted by an independent compensation consultant against our peer groups. For additional information on the compensation program for our named executive officers, including specific information about compensation in 2014, please see the information in this proxy statement under the heading “Compensation Discussion and Analysis,” along with the compensation tables and narrative descriptions that follow.

Accordingly, we will ask our stockholders to vote on the following resolutions at the 2015 Annual Meeting:

BE IT RESOLVED, that the compensation paid to the Corporation’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby ratified, confirmed, adopted and approved.

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF SAY ON PAY.

VIII. COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Executive Compensation Program

Our executive compensation program is determined and proposed by our Compensation Committee and is approved by our Board of Directors. None of the Named Executive Officers are members of the Compensation Committee or otherwise had any role in determining the compensation of other Named Executive Officers, although the Compensation Committee does consider the recommendations of our Chief Executive Officer in setting compensation levels for our other executive officers.

Executive Employment Agreements

In October 2013, we entered into an employment agreement with Anthony C. Humpage, our Chief Executive Officer, with no specific term. Each party has the right to terminate the agreement within the parameters outlined in the agreement. In exchange for services rendered, Mr. Humpage is entitled to receive a base salary of $300,000 per year, subject to annual increases, and be eligible for an annual incentive bonus based on defined performance targets, of up to 120% of the annual base salary. The Company can terminate the agreement with cause, or upon a change in control, as defined in the agreement and under certain circumstances, Mr. Humpage may be eligible to receive termination benefits.

In addition to the annual incentive bonus, Mr. Humpage is eligible to receive:

¡ Other incentives based on the achievement of goals specified by our Compensation Committee;

¡ Additional discretionary bonuses from time to time as determined by our Compensation Committee; and

¡ Reimbursement for certain specified expenses.

Executive Compensation Program Objectives and Overview

The Compensation Committee conducts an annual review of our executive compensation programs to ensure that:

¡ The program is designed to achieve our goals of promoting financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability; and

¡ The program adequately rewards performance which is tied to creating stockholder value.

Our current executive compensation program is based on three components, which are designed to be consistent with our compensation philosophy: (1) base salary; (2) annual incentive bonuses; and (3) grants of stock options and restricted stock.

In structuring executive compensation packages, the Compensation Committee considers how each component promotes retention and/or motivates performance by the executive. Base salaries,

perquisites and personal benefits, and severance and other termination benefits are primarily intended to attract and retain highly qualified executives. We believe that in order to attract and retain top executives, we need to provide them with compensation levels that reward their continued productive service. Annual incentive bonuses are primarily intended to motivate our executive officers to achieve specific strategies and operating objectives, although we believe they also help us to attract and retain top executives. Our long-term equity incentives are primarily intended to align executive officers’ long-term interests with stockholders’ long- term interests, although we believe they also play a role in helping us to attract and retain top executives. Annual bonuses and stock option grants are the elements of our executive compensation program designed to reward performance and thus the creation of stockholder value.

We view our current executive compensation program as one in which the individual components combine together to create a total compensation package for each executive officer that we believe achieves our compensation objectives. In determining our current executive compensation program and the amounts of compensation for each component of our program, the Compensation Committee evaluates the current executive compensation data for companies in our industry. The Compensation Committee believes that our current executive compensation program is appropriate based on the evaluation of the compensation paid by companies in our industry for similarly situated employees.

Role of Compensation Committee and Executive Officers in Compensation Decisions

The role of our Compensation Committee is to oversee our compensation programs and retirement plans and policies and review and approve all compensation decisions relating to the Company’s Named Executive Officers, including our Chief Executive Officer. Our Compensation Committee reviews, and in consultation with the entire Board of Directors and our Chief Executive Officer (other than with respect to his own compensation), makes all compensation decisions for the Named Executive Officers. The Compensation Committee reviews and recommends and the independent members of the Board of Directors approves the annual compensation package of our Chief Executive Officer.

Our Compensation Committee intends to meet with our Chief Executive Officer at least annually to review the performance of the other executive officers, receive the recommendations of the Chief Executive Officer on the executive officers compensation and approve their annual compensation packages. This meeting is intended to include a review by the Chief Executive Officer of the performance of each Named Executive Officer who reports directly to our Chief Executive Officer.

Setting Executive Compensation

In furtherance of the philosophy and objectives described above, in setting compensation for our executive officers, our Compensation Committee considered data obtained from the consulting firm of Pearl Meyer & Partners, in addition to other factors, to assess competitive pay levels and establish compensation targets for base salary, annual incentives and long-term incentives. The data from the Pearl Meyer & Partners surveys reflects compensation practices of companies in the education industry with annual revenue and free cash flow that are comparable to our own, and includes data for executives with responsibilities cutting across the entire enterprise (“Survey Group”).

Base Salary

We provide our executive officers and other employees with a base salary designed to compensate them for the day-to-day services rendered to us during the fiscal year. Our Compensation Committee reviews each executive officer’s salary and performance annually. Market data from the Survey Group is used to determine base salary ranges for our executive officers based on the position and responsibility. An executive officer’s actual salary relative to this competitive salary range varies based on the level of his or her responsibility, experience, individual performance and internal pay-equity considerations. Specific salary increases take into account these factors and the current market for management talent. Salary increases are considered by the Compensation Committee each year.

Annual Incentive Compensation

We have an Executive Incentive Plan (the “Bonus Plan”) for our executive officers and other participating employees. The Bonus Plan, administered by the Compensation Committee, provides that the Compensation Committee will determine the total amount of performance incentive bonuses to be paid to participants under the Bonus Plan. Bonuses are based upon specific measures of our financial performance and achievement of each participant’s agreed upon annual goals.

Specifically, the Bonus Plan provides for target bonuses as a percent of each participant’s yearly salary. The target bonuses for our executive officers are as follows:

Chief Executive Officer—116%

Senior Executive Officers—48-70%

Vice Presidents and key employees—44% to 49%, as specified

Junior employees may participate in the plan as designated.

Payouts under the Bonus Plan are subject to the approval of the Compensation Committee following the finalization of our annual financial results and are based upon the following metrics, (i) Total Annual Cash Sales, (ii) Overall Adjusted EBITDA, (iii) increase in Adjusted EBITDA and (iv) achievement of the participant’s individual goals.

Equity Incentive Compensation

We currently do not have an equity based incentive compensation plan; however, our Board of Directors has adopted a 2015 Incentive Plan subject to stockholder approval which is attached as Appendix B to this Proxy Statement. Prior to our acquisition of Tigrent Inc.’s business on November 7, 2014 through a merger transaction, we provided equity based incentive compensation under an equity incentive plan by Tigrent Inc.

Deferred Compensation Plans

We do not have a deferred compensation plan.

Retirement Benefits

We have a 401(k) employee savings plan for eligible employees that provides for a matching contribution from us, determined each year at our discretion.

Medical, dental, life insurance and disability coverage.

We provide other benefits such as medical, dental and life insurance and disability coverage to each Named Executive Officer in benefits plans that are also provided to all eligible U.S. based salaried employees. Eligible employees can purchase additional life, dependent life and accidental death and dismemberment coverage as part of their employee benefits package.

Deductibility of Executive Compensation

Under the Omnibus Budget Reconciliation Act of 1993, provisions were added to the Internal Revenue Code under Section 162(m) that limits the tax deduction for compensation in excess of $1.0 million paid to certain executive officers. However, performance based compensation can be excluded from the limit so long as it meets certain requirements. To qualify as “performance based” under Section 162(m), compensation payments must be determined pursuant to a plan, by a committee of at least two “outside” directors (as defined in the regulations promulgated under the Code) and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders and the outside directors or the Compensation Committee, as applicable, must certify that the performance goals were achieved before payments can be awarded. The Compensation Committee believes that the stock option grants previously awarded by the Company qualify as performance based compensation and satisfy the requirements for exemption under the Internal Revenue Code Section 162(m).

For 2013, the annual salary paid to our Named Executive Officers did not exceed $1.0 million. Stock options granted under the terms of long-term incentives are exempt as performance based compensation for purposes of calculating the $1.0 million limit. To maintain flexibility in compensating the Named Executive Officers in a manner designed to promote varying corporate goals, the Compensation Committee reserves the right to recommend and award compensation that is not deductible under Section 162(m).

Executive Compensation Tables

The following table sets forth information regarding compensation earned by, awarded to or paid to our Named Executive Officers during the two fiscal years ended December 31, 2014 and 2013:

Summary Executive Compensation table

For the Years ended December 31, 2014 and December 31, 2013

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(3)	Total ($)
Anthony C. Humpage	2014	300,000	237,064	—	537,064
Chief Executive Officer and Director	2013	286,538	—	—	286,538
.
Charles F. Kuehne	2014	240,000	10,500	—	250,500
Executive Vice President & Chief Financial Officer	2013	240,000	—	—	240,000
.
Iain Edwards(2)	2014	247,700	112,825	—	360,525
Chief Operating Officer	2013	231,000	93,000	—	324,000
.
James E .May	2014	214,615	30,000	—	244,615
Chief Administrative Officer and General Counsel	2013	200,000	—	—	200,000

(1)	Bonus reflects discretionary cash bonuses paid during the year indicated.

(2)	Salary includes amounts paid to Mr. Edwards’s consulting company for work related to non-U.K. services.

(3)	Although we do not have any incentive plans, our parent company, Tigrent Inc., has incentive plans that cover some of our Named Executive Officers. No Tigrent Inc, awards were granted to our Named Executive Officers in 2014. In 2013, Our Chief Executive Officer was awarded 300,000 restricted shares of Tigrent Inc. common stock, at a grant date market price of $0.12 per share and cliff vest on April 30, 2017. He also was awarded 200,000 restricted performance shares of Tigrent Inc. common stock (in four 50,000 performance tranches) which only vest if certain performance metrics are attained. The 2014 performance goals were not achieved, therefore resulting in the cancellation of 50,000 of these performance award shares.

As of December 31, 2014, there were no outstanding option awards for any of our Named Executive Officers.

Potential Payments Upon Termination or Change in Control

The employment agreement with our Chief Executive Officer provides for payments upon termination without “cause”, as defined in the agreement, of six months base salary plus a prorated termination bonus. Upon a change in control as defined in the agreement, the CEO shall only receive amounts earned by him but not yet paid as of the termination date but may and is eligible to receive certain basic employee benefits for twelve additional months after termination.

Our Named Executive Officers have also signed our standard confidentiality and non-competition agreement that applies for certain time periods following the employee’s termination of employment for any reason. The non-competition time period after termination of employment is generally one to two years.

Independent Compensation Consultant

We have engaged an independent compensation consultant that researches compensation information and programs across our peer groups in order to provide our Compensation Committed with appropriate and sufficient information in determining elements of our executive compensation. Our compensation program is evaluated against such market analysis annually prior to the end of each fiscal year to ensure our executive compensation is appropriately determined every year.

Compensation Committee Report

We, the members of the Compensation Committee, have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

James K. Bass, Chair

Murray A. Indick

IX. PROPOSAL IV - APPROVAL OF THE 2015 INCENTIVE PLAN

General

We are requesting that the stockholders approve a new 2015 Incentive Plan (the “Incentive Plan”). On June 14, 2015 our Board of Directors approved the Incentive Plan, subject to approval by our stockholders at the Annual Meeting. The Incentive Plan reserves 5,000,000 shares of our Common Stock for options, restricted stock, and a variety of other types of awards. The text of the Incentive Plan, as proposed, is included in the attachment marked as Appendix B to this Proxy Statement.

We believe that long-term incentive compensation programs align the interests of management, employees and the stockholders to create long-term stockholder value. We believe that equity based incentive compensation plans, such as the Incentive Plan, increase our ability to achieve this objective, and, by allowing for several different forms of long-term equity based incentive awards, help us to recruit, reward, motivate and retain talented employees and other service providers. We believe that the approval of the Incentive Plan is essential to our continued success. In particular, we believe that our employees and other service providers are our most valuable assets and that the awards permitted under the Incentive Plan materially increase our ability to attract and retain outstanding and highly-skilled individuals. Such awards also align and motivate employees and service providers to achieve our strategic goals.

The Common Stock that may be acquired under the Incentive Plan will be restricted securities under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold or transferred in the absence of an effective security registration under the Securities Act or an exemption from such registration. We currently have determined to not file a registration statement for such shares of Common Stock on form S-8 or otherwise. We may determine to register such shares at any time without stockholder consent.

Reasons for Stockholder Approval

Our Board of Directors seeks stockholder approval of the Incentive Plan in order to enable us to attract, retain, reward and motivate employees and other service providers by providing them with an opportunity to acquire or increase a proprietary interest in us and to incentivize them to expend maximum effort for our growth and success, so as to strengthen the mutuality of the interests between our eligible employees and our stockholders.

Description of the Incentive Plan

The following is a summary of the principal features of the Incentive Plan. The summary is qualified in its entirety by reference to the copy of the Incentive Plan set forth in Appendix B.

Types of Awards

The Incentive Plan authorizes a broad range of awards, including:

•	stock options;
•	stock appreciation rights;
•	restricted stock;
•	restricted stock units;
•	performance shares and performance units (valued in cash or shares); and
•	other equity based incentive awards.

Eligibility

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

Administration

The Incentive Plan must be administered by the “Committee” of our Board of Directors. The Committee may consist of the entire Board of Directors or a committee of the Board of Directors consisting of two or more members of the Board of Directors. The Board of Directors has delegated general administrative authority for the Incentive Plan to the Compensation Committee, except for grants of awards to non-employee directors, which shall be administered by the Board of Directors and the ratification of grants of awards under the Incentive Plan.

Shares of Common Stock Available under the Incentive Plan and Code Section 162(m) Limits

The total number of shares of Common Stock that may be issued pursuant to awards granted under the Incentive Plan shall be 5,000,000 shares. Shares of Common Stock that were subject to an award that has been cancelled, forfeited, or terminated will become available for future awards under the Incentive Plan. A maximum of 5,000,000 of such shares may be subject to grants of incentive stock options. In accordance with the requirements of the regulations under Code Section 162(m), the Incentive Plan limits the number of shares of Common Stock that may be granted to a participant pursuant to awards measured by reference to Common Stock in any fiscal year of the Company to 750,000. In addition, a participant may not be granted awards which are not measured with respect to shares of Common Stock that would allow the participant to earn more than $2,000,000 during any calendar year.

Options

Both incentive stock options and non-qualified stock options may be granted under the Incentive Plan. In the absence of any designation, stock options granted under the Incentive Plan will be deemed to be non-qualified stock options. Incentive stock options may only be granted to employees. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock for which any individual may have incentive stock options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) cannot exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any options issued subsequently which first become vested and exercisable in the same calendar year, are automatically treated as non-qualified stock options.

The exercise price of an option may not be less than the fair market value of the underlying Common Stock on the date of grant, except that, with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the exercise price of an incentive stock option may not be less than 110% of the fair market value of the underlying stock. The term of an option may not exceed ten years, except that, with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term of an incentive stock option may not exceed five years. After a termination of service with us or any of our affiliated companies, a participant will be permitted to exercise the vested portion of his or her option for the period of time stated in the award agreement. If no such period of time is stated in the participant’s award agreement, the participant will generally be permitted to exercise his or her option for (i) 90 days following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Incentive Plan. Stock appreciation rights are rights to receive the amount of the appreciation in fair market value of Common Stock between the exercise date and the date of grant. Unless otherwise provided in an award agreement, the terms and conditions (including, without limitation, the limitations on the exercise price, exercise period, repricing and termination) of the stock appreciation right must be substantially identical (to the extent possible taking into account the differences related to the character of the stock appreciation right) to the terms and conditions of stock options as described above. Unless otherwise provided in an award agreement, upon exercise of a stock appreciation right, the holder will be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Board of Directors in its sole and absolute discretion. The Committee may limit in any manner the amount payable with respect to a stock appreciation right by including such limitation in the award agreement.

Restricted Stock and Restricted Stock Units

Awards of restricted stock and restricted stock units are issuances of shares or rights to acquire shares of our Common Stock. The Committee may impose restrictions on any restricted stock or restricted stock units granted pursuant to the Incentive Plan including, without limitation, time based vesting restrictions or the attainment of performance goals. Restricted stock units and shares of restricted stock subject to the attainment of performance goals will be released from restrictions only after the attainment of such performance goals has been certified by the Committee in accordance with the Incentive Plan. Holders of restricted stock units are entitled to receive one share of our Common Stock following the satisfaction of conditions imposed by the Committee, or if later, upon the date of a specified deferral period.

Performance Shares and Performance Units

Performance shares and performance units may be granted under the Incentive Plan. Performance shares and performance units entitle a participant to receive a specified number of shares of our c Common Stock, an equivalent amount of cash or a combination thereof upon satisfaction of certain specified performance goals. Performance goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, adjusted EBITDA (earnings before interest, income tax, depreciation and amortization, excluding non-recurring items, certain non-cash items, and adjusted for the change in deferred revenue and expense), as defined by the Committee; (ii) the attainment of certain target levels of, or a percentage increase in, our after-tax or pre-tax profits; (iii) the attainment of certain target levels of, or a specified increase relating to, our operational cash flow, working capital or cash sales, as defined by the Committee, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, our operational costs, or a component thereof; (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of our long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share; (vii) the attainment of certain target levels of, or a specified percentage increase in, our net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, our return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, our after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of our Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; (xii) the attainment of certain target levels of, or a specified increase in, our enterprise value or value creation targets; and/or (xiii) successful mergers, acquisitions of other companies or assets and any cost savings or synergies associated therewith.

In addition, performance goals may be based upon the attainment by a subsidiary, division, other operational unit or segment of the Company of specified levels of performance under one or more of the measures described above. Further, the performance goals may be based upon the attainment by the Company (or a subsidiary, division, facility, other operational unit or segment of the Company) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may, in its sole and absolute discretion: (i) designate additional business criteria upon which the performance goals may be based; (ii) modify, amend or adjust the business criteria described herein; or (iii) incorporate in the performance goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance goals may include a threshold level of performance below which no award will be earned, levels of performance at which an award will become partially earned and a level at which an award will be fully earned.

Change in Control

The Committee may provide that on a change in control of the Company, as defined in the Incentive Plan, (i) some or all outstanding awards may become immediately exercisable or vested; (ii) that all awards shall terminate, provided that participants shall have the right, immediately prior to the occurrence of such change in control and during such reasonable period as the Committee in its sole discretion shall determine and designate, (a) to exercise any vested award in whole or in part or (b) to receive a cash payment equal to the change in control price with respect to shares subject to the vested portion of the award net of the exercise price thereof; or (iii) in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds net of any applicable exercise price. If the Committee does not terminate or convert an award upon our change in control, then the award shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation.

Amendment and Termination of the Incentive Plan

The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Incentive Plan as to any shares of Common Stock as to which awards have not been granted; provided, however, that the approval of our stockholders shall be required for any amendment: (i) that changes the class of individuals eligible to receive awards under the Incentive Plan; (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to awards that are granted under the Incentive Plan (except as permitted under the Incentive Plan); (iii) the approval of which is necessary to comply with federal or state law (including without limitation Code Section 162(m) and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposes to eliminate a requirement provided in the Incentive Plan that our stockholders must approve an action to be undertaken under the Incentive Plan.

Federal Income Tax Consequences

The U.S. federal income tax consequences of the Incentive Plan under current law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, we are generally entitled to deduct, and the participant recognizes, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, provided applicable holding period requirements are satisfied, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition for the participant equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Incentive Plan in connection with a “change in control” (as this term is used under the Code), we may not be permitted to deduct for tax purposes the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). A participant may be subject to an excise tax of 20% on such parachute payments. Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code Section 162(m) may not be permitted to be deducted for tax purposes by us in certain circumstances.

New Plan Benefits under the Incentive Plan

Because future awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation” and “Outstanding Equity Awards” tables contained elsewhere in this Proxy Statement.

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the proposal.

We expect to provide restricted shares of our Common Stock in an amount to be calculated pursuant to the 2015 Incentive Plan, equal to $15,000 to Cary Sucoff in connection with him joining our Board of Directors and as partial payment for his services.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE 2015 INCENTIVE PLAN.

X. OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.

Based solely upon our review of forms filed by our directors and executive officers during the most recent fiscal year, we believe that all required reports have been timely filed under the SEC’s rules for reporting transactions by executive officers and directors in our Common Stock.

Cost of Soliciting Your Proxy.

We will pay the expenses for the preparation and mailing of the proxy materials and the solicitation by the Board of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, may solicit your proxy, in person or by telephone, mail, facsimile or other means of communication.

Other Business.

We do not know of any other matters that may be presented for action at the meeting other than those described in this Proxy Statement. If any other matter is properly brought before the meeting, the proxy holders will vote on such matter in their discretion.

Stockholder Proposals for the 2016 Annual Meeting.

Stockholders intending to present a proposal at the 2016 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Legacy Education Alliance, Inc., 1612 Cape Coral Parkway East, Cape Coral, Florida 33904, attention: Corporate Secretary. We must receive the proposal no later than December 5, 2015.

Stockholders of record wishing to present a proposal or nomination at the 2016 annual meeting, but not requiring the proposal be included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the record stockholder of intent to present such proposal or nomination no more than 120 days and no less than 90 days prior to the anniversary of the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from the anniversary date of the previous year’s meeting, notice by the stockholder to be timely must be so delivered not earlier than one hundred and twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The Company must receive notice of such a proposal or nomination for the 2016 annual meeting no earlier than February 20, 2016, and no later than March 21, 2016. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.

Stockholders Sharing an Address.

Consistent with notices sent to record stockholders sharing a single address, we are sending only one Notice, Annual Report and Proxy Statement to that address unless we received contrary instructions from any stockholder at that address. This “householding” practice reduces our printing and postage costs. Stockholders may request or discontinue householding, or may request a separate copy of the Notice, Annual Report or Proxy Statement as follows:

•	Record stockholders wishing to discontinue or begin householding, should contact our Corporate Secretary, Constance Schwarberg, Legacy Education Alliance, Inc., 1612 Cape Coral Parkway East, Cape Coral, Florida 33904.

•	Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or begin householding should contact their record holder.

•	Any householded stockholder may request prompt delivery of a copy of the Annual Report or Proxy Statement by contacting our Corporate Secretary, Constance Schwarberg at (239)-540-6582 or may write to our Corporate Secretary at, Legacy Education Alliance, Inc., 1612 Cape Coral Parkway East, Cape Coral, Florida 33904. Instructions for requesting such materials are also included in the Notice.

Disclaimer.

Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC.

Appendix A

LEGACY EDUCATION ALLIANCE, INC.

(a Nevada corporation)

AUDIT COMMITTEE CHARTER

Adopted November 10, 2014

I.	PURPOSE

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Legacy Education Alliance, Inc. (the “Company”) in fulfilling its responsibility to oversee the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Committee shall also oversee the Company’s systems of internal controls regarding finance, accounting, information technology, legal and regulatory compliance and ethical behavior, the audits of the Company’s financial statements, the qualifications of the accounting firm engaged as the Company’s independent auditor, and the performance of the Company’s independent auditors. On the date that this Committee is organized, the Company is not required under the Securities and Exchange Act or any exchange or regulatory authority to maintain this Committee. This Committee is formed as a committee of the Board as a matter of preferred corporate practices and unless the Committee is required to be maintained under the Securities and Exchange Act or any exchange or regulatory authority, the Committee may be terminated at the pleasure of the Board.

II.	ORGANIZATION AND MEMBERSHIP

The Company’s Amended and Restated Bylaws (the “Bylaws”) and this charter (the “Charter”) shall govern the operation of the Committee; in the event of a conflict, the Bylaws shall govern. The Committee shall consist of at least two members elected by the Board, and each shall have, in the judgment of the Board, the ability to read and understand the Company’s basic financial statements.

Unless otherwise determined by the Board, at least one member shall qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and, unless otherwise determined by the Board, at least one member shall be “independent” as such term is defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and NASDAQ Listing Rule 5605(a)(2). Notwithstanding the foregoing provision of this paragraph, the membership of the Committee shall require at least one audit committee financial expert and one independent member from and after the date that the Committee is required to have members with such qualification under applicable law, rule or regulation.

At its sole discretion, the Committee shall have the power to retain outside legal, accounting, and financial consultants or other advisers, or to delegate to subcommittees to assist it in activities to the extent permitted by the U.S. Securities and Exchange Commission (the “SEC”) and NASDAQ. The fees and expenses of such consultants and advisors shall be borne by the Company.

The members of the Committee shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal by the Board. The Board may designate a member of the Committee to serve as the chairperson of the Committee. The Board may remove any Chairman and designate a successor at any time and from time to time.

III.	MINUTES

The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee since the preceding meeting of the Board. A copy of the minutes of each meeting shall be placed in the Company’s minute book.

IV.	CHARTER AMENDMENT

Any member of the Committee may submit proposed charter amendments to the Board. The Board shall circulate any proposed charter amendment(s) to members of the Committee immediately upon receipt. By a majority vote, the Board may approve the amendments to the Charter.

V.	MEETINGS

The Committee shall hold such regular meetings as may be necessary or advisable, but no less frequently than annually. The Chairman of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with the Charter.

The presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present or a unanimous written consent.

The Company may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

Unless restricted by any applicable rule, regulation or statute, the Committee may form and delegate its authority to subcommittees or to the Chairman of the Committee when it deems appropriate and in the best interests of the Company.

VI.	RESPONSIBILITIES, DUTIES AND AUTHORITY

In furtherance of the Committee’s objective to ensure that the Company’s accounting and reporting practices are consistent with applicable legal requirements and are of the highest legal quality, the Committee shall have the following authority and responsibilities, which such authority and responsibilities may, in the discretion of the Board, be exercised by the

Board or limited by the Board, unless or until the Company is subject to rules and regulations of NASDAQ or any other national securities exchange or market or the Securities and Exchange Commission or any similar agency or authority that require the Company to maintain the Committee and for the Committee to exercise such responsibility or authority:

1.	Select, appoint, retain, dismiss, as applicable (and subject to stockholder approval or ratification, if deemed advisable by the Board), and oversee the work of the Company’s independent auditors;

2.	Pre-approve the retention of the Company’s independent auditors for any non- audit services;

3.

Pre-approve appropriate funding for payment of (a) compensation to the Company’s independent auditors for the purpose of rendering audit and non-audit services, (b) compensation to any advisors employed by the Committee and (c) ordinary administrative expenses necessary to carry out its duties;

4.

Require audit partner rotation if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for the Company in each of the Company’s five previous fiscal years;

5.	Review the Company’s annual audited financial statements and quarterly unaudited financial statements with the Company’s management and independent auditors;

6.	Review any major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s management or independent auditors;

7.

Review the Company’s disclosures under any document filed with the SEC, provided in a press release or earnings guidance, provided to rating agencies, provided that the Committee need not discuss such other financial information before it is provided to analysts and rating agencies;

8.	To the extent that the Committee determine reasonable or necessary, request, obtain and review a report by the Company’s independent auditors describing:

(a)	the auditors’ internal quality-control procedures;
(b)

any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

(c)	all relationships between the independent auditor and the Company (to assess the auditor’s independence);

9.

Review with the Company’s independent auditors any problems or difficulties the auditor may have encountered and any management letter provided (or intended to be provided) by the auditor and the Company’s response, including:

(a)	any difficulties encountered in the course of the audit work, including any restrictions on the scope of the activities or access to required information;
(b)	any changes required in the planned scope of the external audit;
(c)	any disagreements with management;
(d)	any material written communications between the independent auditors and the Company’s management, such as any management letter or schedule of unadjusted differences; and
(e)

any accounting adjustments that were proposed by the Company’s independent auditors but were “passed” (as immaterial or otherwise), any material communications between the audit team and the independent auditors’ national office respecting auditing or accounting issues presented by the engagement;

10.	Review annually with the Company’s management and independent auditors:

(a)

analyses prepared by the Company’s management and/or independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting period methods on financial statements; and

(b)	the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company’s financial statements;

11.

Review and receive periodic reports (as well as the written disclosures and the letter from the independent accountants required by Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence as it may be modified, supplemented or replaced) from the Company’s independent auditors, including the lead partner, regarding the auditor’s qualifications, performance, independence and their registration with the SEC; discuss such materials with the auditor; after receipt of the annual report provided by the independent auditors discussed above in Section 14, and taking into account the opinions of management and the internal auditors, present its conclusions with respect to the independent auditor to the full Board; and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the auditors and continued registration with the SEC;

12.

Meet regularly with the Board and review with the Company’s management any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies;

13.

Review annually major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls, and any special audit steps adopted in light of control deficiencies;

14.	Review the audit report provided by the Company’s independent auditors, which should include:

(a)	all critical accounting policies and practices used; and
(b)

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

15.	Review any failures of the Company’s financial reporting controls;

16.

Meet periodically with the Company’s management, the independent auditors and the personnel or third party responsible for the internal audit function in separate sessions to encourage entirely frank discussions with the Committee, including without limitation, discussions regarding the Company’s financial reporting control procedures, the quality of the Company’s financial reporting and the adequacy and competency of the Company’s financial management;

17.

Meet and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Audit Standards No. 90, relating to the conduct of the audit of the Company’s annual financial statements and the matters required to be discussed relating to the conduct of the review of the Company’s quarterly financial statements;

18.	Establish procedures for:

(a)	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and
(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

19.

Obtain assurance from the Company’s independent auditor that it has notified the Committee of any failure of which the independent auditor is aware of the Company to comply with applicable legal requirements;

20.	Periodically review and reassess the adequacy of the Charter and recommend any proposed changes to the Nominating and Corporate Governance Committee of the Company’s Board for approval;

21.	Pre-approve all related party transactions entered into by the Company with any of the Company’s directors or executive officers in connection with any policies adopted by the board of directors; and

22.

Do every other act incidental to, arising out of or in connection with, or otherwise related to, the authority granted to the Committee hereby or the carrying out of the Committee’s duties and responsibilities hereunder.

VII.	LIMITATION OF COMMITTEE’S ROLE

While the Committee has the authority, powers, and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable legal, accounting, and other requirements. These are the responsibilities of the Company’s management and independent auditors.

This Charter supersedes any and all prior audit committee charters of the Company and its subsidiaries.

*    *    *    *

Appendix B

LEGACY EDUCATION ALLIANCE, INC.

2015 INCENTIVE PLAN

1.	ESTABLISHMENT, EFFECTIVE DATE AND TERM

Legacy Education Alliance, Inc., a Nevada corporation hereby establishes the Legacy Education Alliance, Inc. 2015 Incentive Plan. The Effective Date of the Plan shall be July 14, 2015, provided that the shareholders of LEAI shall have approved this Plan by July 14, 2016. Any Award issued under the Plan prior to the shareholders’ approval of the Plan shall be contingent on such approval.

2.	PURPOSE

The purpose of the Plan is to enable LEAI to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in LEAI and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of LEAI.

3.	ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

4.	ADMINISTRATION

(a)        Committee.    The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.

(b)        Delegation to Officers or Employees.    The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose and in accordance with applicable law.

(c)        Designation of Advisors.    The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d)        Participants Outside the U.S.    In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e)        Liability and Indemnification.    No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Articles of Incorporation and Bylaws of LEAI, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Articles of Incorporation or Bylaws of LEAI. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

5.	SHARES OF COMMON STOCK SUBJECT TO PLAN

(a)        Shares Available for Awards.    The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be five million (5,000,000) shares.

(b)        Certain Limitations on Specific Types of Awards.    The granting of Awards under this Plan shall be subject to the following limitations:

(i)        With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of seven hundred and fifty thousand (750,000) shares of such shares may be subject to grants of Incentive Stock Options;

(ii)        With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of seven hundred and fifty thousand (750,000) of such shares may be subject to grants of Options or Stock Appreciation Rights to any one Eligible Individual during any one fiscal year;

(iii)        With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of four hundred and fifty thousand (750,000) of such shares may be subject to grants of Performance Shares, Restricted Stock, Restricted Stock Units and Awards of Common Stock to any one Eligible Individual during any one fiscal year; and

(iv)        The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be two million dollars ($2,000,000).

(c)        Reduction of Shares Available for Awards.    Upon the granting of an Award, the number of shares of Common Stock available under this Section hereof for the granting of further Awards shall be reduced as follows:

(i)        In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right;

(ii)        In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; and

(iii)        Awards settled in cash shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(d)        Cancelled, Forfeited, or Surrendered Awards.    Notwithstanding anything to the contrary in this Plan, if any Award is cancelled, forfeited or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under the Plan as if said Award had never been granted; provided, however, that any shares of Common Stock subject to an Award, which is cancelled, forfeited or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan.

(e)        Recapitalization.    If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of LEAI by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of LEAI or other increase or decrease in such shares effected without receipt of consideration by LEAI occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to (i) the aggregate number and kind of shares of Common Stock available under the Plan, (ii) the aggregate limit of the number of shares of Common Stock that may be granted pursuant to an Incentive Stock Option, (iii) the aggregate limits of the number of shares of Common Stock that may be issued in connection with different types of Awards, as described in Section 5(b), (iv) the limits on the number of shares of Common Stock that may be granted to an Eligible Employee in any one fiscal year, (v) the calculation of the reduction or increase of shares of Common Stock available under the Plan, (vi) the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; and/or (vii) the Exercise Price of outstanding Options granted under the Plan. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(e), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(e) to Non-Qualified Stock Options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Non-Qualified Stock Options. Additionally, any adjustments made under this Section 5(e) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.	OPTIONS

(a)        Grant of Options.    Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b)        Type of Options.    Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

(c)        Exercise Price.    Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)        Limitation on Repricing.    Unless such action is approved by LEAI’s shareholders in accordance with applicable law: (i) no outstanding Option granted under the Plan may be amended to provide an Exercise Price that is lower than the then-current Exercise Price of such outstanding Option (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11); (ii) the Committee may not cancel any outstanding Option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an Exercise Price lower than the then-current Exercise Price of the cancelled Option (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11); and (iii) the Committee may not authorize the repurchase of an outstanding Option which has an Exercise Price that is higher than the then-current Fair Market Value of the Common Stock (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11).

(e)        Limitation on Option Period.    Subject to the limitations set forth in the Plan relating to Incentive Stock Options and unless otherwise provided by the Committee, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(f)        Limitations on Incentive Stock Options.    Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i)        Limitation on Grants.    Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(ii)        Minimum Exercise Price.    In no event may the Exercise Price of a share of Common Stock subject to an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

(iii)        Ten Percent Shareholder.    Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of LEAI, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(g)        Vesting Schedule and Conditions.    No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Except as otherwise provided by the Committee in an Award Agreement in its sole and absolute discretion, subject to Sections 11 and 12 of the Plan, Options covered by any Award under this Plan that are subject solely to a future service requirement shall vest in four equal annual increments of 25%, with one increment vesting on each anniversary date of the Grant Date.

(h)        Exercise.    When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to LEAI a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Unless otherwise provided by the Committee, said notice must be delivered to LEAI at its principal office and addressed to the attention of: Chief Financial Officer. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(i)        Payment.    Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)        by cash, certified or cashier’s check, bank draft or money order;

(ii)        through the delivery to LEAI of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to LEAI’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in LEAI incurring any liability under Section 16(b) of the Exchange Act;

(iii)        through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to LEAI, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (B) to LEAI to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or

(iv)        by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit.

(j)        Termination of Employment, Disability or Death.    Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and or (ii) a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

(i)        Termination for Reason Other Than Cause, Disability or Death.    If a Participant’s termination of employment or other service is for any reason other than death, Disability, Cause or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause, any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms.

(ii)        Disability.    If a Participant’s termination of employment or other service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms.

(iii)        Death.    If a Participant dies while in the employment or other service of the Company, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

(iv)        Termination for Cause.    In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

7.	STOCK APPRECIATION RIGHTS

(a)        Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)        Terms and Conditions of Stock Appreciation Rights.    Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option.

(a)        Exercise of Stock Appreciation Rights.    Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the Chief Financial Officer of LEAI, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(b)        Payment of Stock Appreciation Right.    Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

8.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)        Grant of Restricted Stock and Restricted Stock Units.    Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock or Restricted Stock Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. All grants of Restricted Stock and Restricted Stock Units shall satisfy the requirements as set forth in this Section.

(b)        Restrictions.    Unless as otherwise set forth in the Plan, Restricted Stock and Restricted Stock Units may not be transferred. The Committee shall impose such restrictions on Restricted Stock and Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Except as otherwise provided by the Committee in an Award Agreement in its sole and absolute discretion, subject to Sections 11 and 12 of the Plan, Restricted Stock and Restricted Stock Units covered by any Award under this Plan that are subject solely to a future service requirement shall vest over the three-year period immediately following the Grant Date in equal annual increments of 33.3%, with one increment vesting on each anniversary date of the Grant Date. Shares of Restricted Stock and Restricted Stock Units subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 9(d).

(c)        Certificates and Certificate Legend.    With respect to a grant of Restricted Stock, LEAI may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. LEAI may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in LEAI Inc. 2015 Incentive Plan (the

“Plan”), and in an Agreement entered into by and between the registered owner of such shares and LEAI Inc. (the “Company”), dated                      (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d)        Removal of Restrictions.    Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions, if any, held in escrow by the Company with respect to such Restricted Stock.

(e)        Shareholder Rights.    Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed. Holders of the Restricted Stock Units shall not have any of the rights of a stockholder, including the right to vote or receive dividends and other distributions, until Common Stock shall have been issued in the Participant’s name pursuant to the Restricted Stock Units; provided, however the Committee, in its sole and absolute discretion, may provide for Dividend Equivalents on vested Restricted Stock Units.

(f)        Termination of Service.    Unless otherwise provided in a Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all unvested shares of Restricted Stock and Restricted Stock Units held by the Participant and any dividends or distributions held in escrow by LEAI with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock and Restricted Stock Units that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(e) as if such grants were Awards of Performance Shares. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason, any unvested shares of Restricted Stock held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service.

(g)        Payment of Common Stock with respect to Restricted Stock Units.    Notwithstanding anything to the contrary herein, unless otherwise provided in the Award agreement, Common Stock will be issued with respect to Restricted Stock Units no later than March 15 of the year immediately following the year in which the Restricted Stock Units are first no longer subject to a substantial risk of forfeiture as such term is defined in Section 409A of the Code and the regulations issued thereunder (“RSU Payment Date”). In the event that Participant has elected to defer the receipt of Common Stock pursuant to an Award Agreement beyond the RSU Payment Date, then the Common Stock will be issued at the time specified in the Award Agreement or related deferral election form. In addition, unless otherwise provided in the Award Agreement, if the receipt of Common Stock is deferred past the RSU Payment Date, Dividend Equivalents on the Common Stock covered by Restricted Stock Units shall be deferred, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, with the number of such additional Restricted Stock Units to be determined by reference to the Fair Market Value of Common Stock at the time the Dividend Equivalent is declared.

9.	PERFORMANCE SHARES AND PERFORMANCE UNITS

(a)        Grant of Performance Shares and Performance Units.    Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine,

Performance Shares and Performance Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b)        Performance Goals.    Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, Adjusted EBITDA (earnings before interest, income tax, depreciation and amortization, excluding non-recurring items, certain non-cash items, and adjusted for the change in deferred revenue and expense; (ii) the attainment of certain target levels of, or a percentage increase in, LEAI’s after-tax or pre-tax profits; (iii) the attainment of certain target levels of, or a specified increase relating to, LEAI’s operational cash flow, working capital or increase in cash sales, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, LEAI’s operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of LEAI’s long-term or short-term public or private debt or other similar financial obligations of LEAI, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share; (vii) the attainment of certain target levels of, or a specified percentage increase in, LEAI’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, LEAI’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, LEAI’s after-tax or pre-tax return on shareholder equity; (x) the attainment of certain target levels in the Fair Market Value of the Company’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; (xii) the attainment of certain target levels of, or a specified increase in, LEAI’s enterprise value or value creation targets; and/or (xiii) successful mergers, acquisitions of other companies or assets and any cost savings or synergies associated therewith. In addition, Performance Goals may be based upon the attainment by a subsidiary, division, or other operational unit or segment of LEAI of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by LEAI (or a subsidiary, division, facility or other operational unit of LEAI) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. With respect to Awards intended to qualify as performance-based compensation under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may, in its sole and absolute discretion: (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein; or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c)        Terms and Conditions of Performance Shares and Performance Units.    The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical. Unless otherwise provided in an Award Agreement, the Participants’ rights as a shareholder in Performance Shares shall be substantially identical to the terms and conditions that would have been applicable under Section 8 above if the Performance Shares were Restricted Stock. Unless otherwise provided in an Award Agreement, a holder of Performance Units is not entitled to the rights of a holder of our Common Stock. No payments shall be made with respect to unvested Performance Shares and Performance Units.

(d)        Determination and Payment of Performance Units or Performance Shares Earned.    As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. On the April 15th following the last day of a Performance Period in which the Committee has certified the results in writing, the amounts distributable with respect to a Performance Shares or a Performance Units, shall be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Shares or Performance Units to be payable.

(e)        Termination of Employment.    Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all of the Participant’s outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i)        Termination for Reason Other Than Death or Disability.    If a Participant’s employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability, the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)        Termination of Employment for Death or Disability.    If a Participant’s employment or other service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of full months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

10.	OTHER AWARDS

Awards of shares of Common Stock, phantom stock, and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Common Stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such award. Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

11.	CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of LEAI, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part,

(iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of LEAI, Awards shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable) and (v) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of LEAI, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

12.	CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (ii) treat the employment or other services of a Participant employed by such entity or business unit as terminated if such Participant is not employed by LEAI or any entity that is a part of the Company immediately after such event. The foregoing provision shall not apply to Performance Shares or Performance Units.

13.	REQUIREMENTS OF LAW

(a)         Violations of Law.    The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)         Registration.    At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)        Withholding.    The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)        Governing Law.    The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

14.	GENERAL PROVISIONS

(a)        Award Agreements.    All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

(b)        Purchase Price.    To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(c)        Dividends and Dividend Equivalents.    Except as provided by the Committee in its sole and absolute discretion or as otherwise provided in Section 5(e) and subject to Section 8(e) and 9(c) of the Plan, a Participant shall not be entitled to receive, currently or on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Commons Stock covered by an Award which has not vested or an Option. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent that the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for federal tax purposes pursuant to Code Section 162(m).

(d)        Deferral of Awards.    The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for LEAI determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a shareholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e)        Prospective Employees.    Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f)        Issuance of Certificates; Shareholder Rights.    LEAI shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a shareholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(g)        Transferability of Awards.    A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form 8-A Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(h)        Buyout and Settlement Provisions.    Except as prohibited in Section 6(d) of the Plan, the Committee may at any time on behalf of LEAI offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i)        Use of Proceeds.    The proceeds received by LEAI from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of LEAI.

(j)        Modification or Substitution of an Award.    Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without the approval of the shareholders of LEAI in accordance with applicable law, an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 11.

(k)        Amendment and Termination of Plan.    The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the shareholders of LEAI in accordance with applicable law and the Articles of Incorporation and Bylaws of LEAI shall be required for any amendment: (i) that changes the class of individuals eligible to receive Awards under the Plan: (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 11 hereof): (iii) the approval of which is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposed to eliminate a requirement provided herein that the shareholders of LEAI must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 11 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(l)        Section 409A of the Code.    The Plan is intended not to provide for deferral of compensation for purposes of Section 409A of the Code, by means of complying with Section 1.409A-1(b)(4) and/or Section 1.409A-1(b)(5) of the final Treasury regulations issued under Section 409A of the Code. The provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 1.409A-1(b)(4) and/or Section 1.409A-1(b)(5)

of the final Treasury regulations issued under Section 409A of the Code and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

If, at any time, tax advisors to the Company determine that the terms of any outstanding Award results in additional tax or interest to the Holder under Section 409A of the Code, the Board shall have the authority to enter into an amendment of such Award, consistent with this Plan, that is designed to avoid such additional tax or interest.

In the event that following the application of the immediately preceding paragraph, any Award is subject to Section 409A of the Code, the provisions of Section 409A of the Code and the regulations issued thereunder are incorporated herein by reference to the extent necessary for any Award that is subject Section 409A of the Code to comply therewith. In such event, the provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant or any other person that any Award intended to be exempt from Section 409A of the Code shall be so exempt, nor that any Award intended to comply with Section 409A of the Code shall so comply, nor will the Company indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

(m)        Notification of 83(b) Election.    If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(n)        Detrimental Activity.    All Awards shall be subject to cancellation by the Committee in accordance with the terms of this Section 14(n) if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Awards held by the Participant that have not yet been exercised, and/or (ii) with respect to Awards of the Participant that have been previously exercised, recover from the Participant at any time within two (2) years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Award previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (B) with respect to any Award other than an Option, any shares of Common Stock granted and vested pursuant to such Award, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (C) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award. Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Award and the Company exercises its remedies pursuant to this Section 14(n) following the exercise of such Award, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

(o)        Disclaimer of Rights.    No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(p)        Unfunded Status of Plan.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(q)        Nonexclusivity of Plan.    The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(r)        Other Benefits.    No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(s)        Headings.    The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(t)        Pronouns.    The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(u)        Successors and Assigns.    The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(v)        Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(w)        Notices.    Unless otherwise provided by the Committee, any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to LEAI, to its principal place of business, attention: Chief Financial Officer, and if to the holder of an Award, to the address as appearing on the records of the Company.

APPENDIX A

DEFINITIONS

“Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by LEAI and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of LEAI.

“Cause” means, with respect to a termination of employment or other service with the Company, a termination of employment or other service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” shall be deemed to occur upon:

(a)        any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than LEAI, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of LEAI in substantially the same proportions as their ownership of common stock of LEAI), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of LEAI representing fifty percent (50%) or more of the combined voting power of LEAI’s then outstanding securities;

(b)        during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by LEAI’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)        a merger, consolidation, reorganization, or other business combination of LEAI with any other entity, other than a merger or consolidation which would result in the voting securities of LEAI outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of LEAI or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of LEAI (or similar transaction) in which no person acquires thirty percent (30%) or more of the combined voting power of LEAI’s then outstanding securities shall not constitute a Change in Control; or

(d)        the shareholders of LEAI approve a plan of complete liquidation of LEAI or the consummation of the sale or disposition by LEAI of all or substantially all of LEAI’s assets other than (x) the sale or disposition of all or substantially all of the assets of LEAI to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of LEAI at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of LEAI.

However, to the extent that Section 409A of the Code would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the

Assets of a Corporation” under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of LEAI.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means a committee or sub-committee of the Board. If no Committee exists, the functions of the Committee will be exercised by the Board. Notwithstanding the foregoing, the Compensation Committee shall have the sole authority to grant and govern Awards made to Covered Employees and the Board shall have the sole authority to grant and govern Awards made to non-employee directors of the Company.

“Common Stock” means the common stock, no par value per share, of LEAI.

“Company” means LEAI, the subsidiaries of LEAI, and all other entities whose financial statements are required to be consolidated with the financial statements of LEAI pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of LEAI as determined by the Committee in its sole and absolute discretion.

“Compensation Committee” means a committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m).

“Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).

“Covered Individual” means any current or former member of the Committee, any current or former officer or director of the Company, or any individual designated pursuant to Section 4(c).

“Detrimental Activity” means any of the following: (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant’s Disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; (iv) any misconduct by the Participant which results in the Company being required to restate its financial statements, or (v) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company. For purposes of subparagraph (i) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

“Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

“Disparagement” means making any comments or statements to the press, the Company’s employees, clients or any other individuals or entities with whom the Company has a business relationship, which could adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

“Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

“Effective Date” shall mean the date that the Plan was approved by the Board in accordance with the laws of the State of Nevada or such later date as provided in the resolutions adopting the Plan.

“Eligible Individual” means any employee, officer, director (employee or non-employee director), or independent contractor or consultant of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company, provided, however, that for purposes of granting Options and Stock Appreciation Rights there shall be excluded from the definition of Eligible Individual any individual performing services for the Company, who does not perform services for LEAI or any other entity with respect which Common Stock is “service recipient stock” as such term is defined for purposes of the Treasury regulations promulgated under Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per share of each share of Common Stock subject to an Award.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the average selling price reported for the Common Stock for the thirty (30) day period ending on such applicable date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, Inc.,; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the Financial Industry Regulatory Authority, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the Financial Industry Regulatory Authority, Inc., the Fair Market Value shall be determined in good faith by the Committee.

“Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“LEAI” means Legacy Education Alliance, Inc., a Nevada Corporation, including any successor thereto by merger, consolidation, acquisition or otherwise.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means an option to purchase Common Stock granted pursuant to Section 6 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

“Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

“Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of LEAI.

“Plan” means this LEAI Inc. 2015 Stock Incentive Plan.

“Prospective Employee” means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual, provided, however, that for purposes of granting Options and Stock Appreciation Rights there shall be excluded for the definition of Prospective Employee any individual who does not commit to perform services for LEAI or any other entity with respect which Common Stock is “service recipient stock” as such term is defined for purposes of the Treasury regulations promulgated under Section 409A of the Code.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

“Restricted Stock Unit” means a right, granted under this Plan, to receive Common Stock upon the satisfaction of certain conditions, or if later, at the end of a specified deferral period following the satisfaction of such conditions.

“Section 424 Employee” means an employee of LEAI or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

Legacy Education Alliance, Inc.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, July 16, 2015

9:00 am EDT

Marriott Northwest at Galleria

200 Interstate North Parkway SE

Atlanta, Georgia 30339

ADMISSION TICKET

LEGACY EDUCATION ALLIANCE, INC.’s 2015 ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD AT 9:00am (EASTERN DAYLIGHT SAVING TIME) ON THURSDAY, JULY 16, 2015, AT THE MARRIOTT NORTHWEST AT GALLERIA, 200 INTERSTATE NORTH PARKWAY SE, ATLANTA, GEORGIA 30339. If you plan to attend the Annual Meeting of Stockholders, keep this form as your ticket for admission to our Annual Meeting. Please also remember to bring personal identification as you may be required to present appropriate identification together with this admission ticket to be able to attend our annual meeting. YOUR VOTE IS IMPORTANT. The proxy voting instruction card below covers the voting of all shares of Common Stock of Legacy Education Alliance, Inc., which you are entitled to vote or to direct the voting of.

Please date and sign the proxy card and return it promptly in the enclosed business reply envelope. If you do not sign and return a proxy or attend the Annual Meeting and vote by ballot, your shares cannot be voted.

(PLEASE DETACH PROXY CARD)

LEGACY EDUCATION ALLIANCE, INC.

c/o Corporate Secretary

1612 Cape Coral Parkway East

Cape Coral, Florida 33904

BALLOT INSTRUCTIONS FOR REGISTERED STOCKHOLDERS

Your vote is important. Please vote immediately.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Legacy Education Alliance, Inc., c/o Corporate Secretary, 1612 Cape Coral Parkway East, Cape Coral, Florida 33904.

ALL PROXIES MUST BE RECEIVED PRIOR TO

THE CONCLUSION OF VOTING AT THE ANNUAL MEETING

KEEP THIS PORTION FOR YOUR RECORDS

LEGACY EDUCATION ALLIANCE, INC.

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints James E. May, our Chief Administrative Officer & General Counsel, or Constance Schwarberg, our Corporate Secretary, as proxy with full power of substitution, to vote as designated on the reverse side, for director substitutes if any nominees become unavailable, and in their discretion, on matters properly brought before the Annual Meeting and on matters incident to the conduct of the Annual Meeting, all of the shares of common stock, par value $0.0001, of Legacy Education Alliance, Inc. that the undersigned has the power to vote at the Annual Meeting of Stockholders to be held on Thursday, July 16, 2015, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, and 4.

This Proxy when properly executed will be voted as directed. If no direction is indicated, this Proxy will be voted as follows:

• FOR the election of the four nominees for directors named in the Proxy Statement (James K. Bass Anthony C. Humpage, Marc Scholvinck and Cary Sucoff);

• FOR the ratification of the appointment of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2015;

• FOR the approval of Say on Pay; and

• FOR the approval of the 2015 Incentive Plan

(CONTINUED, and To Be Signed and Dated, on the REVERSE SIDE)

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Legacy Education Alliance, Inc.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4

Your vote with respect to any of the matters indicated below is for, against or to withhold or to abstain (as you indicate below) the resolutions that are set out in full in the proxy statement on the page indicated.

PROPOSAL NO. 1—ELECTION OF DIRECTORS:

To withhold authority to vote for any individual nominee(s), mark the box for such nominee(s) under the column “For All Except” below.

	For All	Withhold All	For All Except
(01) James K. Bass			☐
(02) Anthony C. Humpage			☐
(03) Marc Scholvinck			☐
(04) Cary Sucoff			☐
(Page 5 of the Proxy Statement)	☐	☐

Vote on proposals	For	Against	Abstain
PROPOSAL NO. 2.—Ratification of the Appointment of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2015 (Page 16 of the Proxy Statement)	☐	☐	☐

PROPOSAL NO. 3.—Approval of Say on Pay (Page 20 of the Proxy Statement)	☐	☐	☐

PROPOSAL NO. 4.— Approval of the 2015 Incentive Plan (Page 27 of the Proxy Statement)	☐	☐	☐

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2015

Signature

Print Name

PLEASE MARK, SIGN, AND DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS. ☐